Exhibit 10.2

EXECUTION COPY

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this "Agreement")  is  dated  as  of  November 11 , 2013, among LAS VEGAS RAILWAY EXPRESS, INC., a Delaware corporation and all predecessors thereto (the "Company"), and the investor identified on the signature page hereto  (the "Investor").

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to borrow certain sums from the Investor and, in consideration thereof issue a senior secured convertible note and warrant to the Investor, and the Investor desires to make a loan to the Company and accept such note and warrant from the Company, all pursuant to the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

"Action" means any action, claim, suit, inquiry, notice of violation, proceeding (including, without limitation, any investigation or partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, provincial , county, local or foreign), stock market, stock exchange or trading facility.

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

"Bankruptcy Event" means any of  the  following  events:  (a) the  Company or any Subsidiary commences a proceeding under any bankruptcy , reorganization , arrangement , adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement ; (c) the Company or any Subsidiary is adjudicated by a court of competent jurisdiction insolvent or bankrupt or any order of relief or other order approving any such case or proceeding  is  entered;  (d)  the  Company  or  any  Subsidiary  suffers  any  appointment  of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) under applicable law the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or Multiemployer Plan and which is maintained or otherwise contributed by the Company.

"Benefit Plan" has the meaning set forth in Section 3.l (aa) (ii).

"Business Day" means any day except Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York or State of California are authorized or required by law or other governmental action to close.

"Closing" means the closing of the purchase and sale of the Note and Warrant contemplated by Section 2.1.

"Closing Date" means the Business  Day  immediately  following  the  date  on which all of the conditions set forth in  Section  2.1(d)  and  2.1 (e)  have  been  satisfied,  or such other date as the parties  may  agree.

"Code" means the Internal Revenue Code of 1986, as amended.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the common  stock  of  the  Company, $0.001  par value per  share, and any  securities into which  such common  stock may  hereafter  be reclassified.

"Common Stock Equivalents" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

"Company Counsel" means Sichenzia Ross Friedman Ference  LLP.

"Contingent Liability" means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing or agreeing to pay or become responsible for any Debt or obligation of any other Person in any manner, whether directly or indirectly, including without limitation any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (b) to purchase property or services for the purpose of assuring the owner of such Debt of its payment, or (c) to maintain the solvency, working capital, equity, cash flow, fixed charge or other coverage ratio, or any other financial condition of the primary obligor so as to enable the primary obligor to pay any Debt or to comply with any agreement relating to any Debt or obligation.

"Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments issued by such Person, (iii) all obligations of such Person as lessee which (y) are capitalized in accordance with GAAP or (z) arise pursuant to sale leaseback transactions, (iv) all reimbursement obligations of such Person in respect of letters of credit or other similar instruments, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vi) all Debt of others guaranteed by such Person.

"Disclosure Materials" has the meaning set forth in Section 3.1(h).

"Eligible Market" means whichever of the New York Stock  Exchange, the American Stock Exchange , the NASDAQ  Global  Select  Market,  the  NASDAQ  Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted  for trading  on the date in question.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

"ERISA Group" means the Company and each Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, is treated as a single employer under the Code.

"Exchange Act" means the Securities Exchange Act of 1934, as amended. "GAAP" means U.S. generally accepted accounting principles. "Intellectual Property Rights" has the meaning set forth in Section 3.1(p). "Investment Amount" means $1,750,000.

"Investor Deliverables" has the meaning set forth in Section 2.1(c).

"Investor Party" has the meaning set forth in Section 4.12.

"Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

"Losses" has the meaning set forth in Section 4.12.

"Material Adverse Effect" means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries or (iii) an adverse impairment to the Company's ability to timely perform its obligations under any Transaction Document.

"New York Courts" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

"Note" means the 10% senior secured convertible promissory note issuable by the Company to the Investor at Closing in the form of Exhibit A, due on June 30, 2014.

"Outside  Date"  means  the  twentieth  calendar  day  following  the  date  of  this Agreement.

"PBGC" means the Pension Benefit Guarantee Corporation or any entity succeeding to any or all of its functions under   ERJSA.

"Permitted Indebtedness" has the meaning set forth in Section 5.3.

"Permitted Liens" means: (a) Liens for taxes, assessments or governmental charges not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the books of the Company or the applicable Subsidiary; (b) Liens arising out of deposits in connection with workers ' compensation, unemployment insurance, old age pensions or other social security or retirement benefits legislation; (c) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of business of the Company or a Subsidiary; (d) Liens imposed by law, such as mechanics ', workers ', materialness ', carriers' or other like liens arising in the ordinary course of business of the Company or a Subsidiary which secure the payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the books of the Company or the applicable Subsidiary ; (e) purchase money security interests or Liens for the purchase of fixed assets to be used in the business of the Company or a Subsidiary, securing solely the fixed assets so purchased and the proceeds thereof; (f) capitalized leases which do not violate any provision of this Agreement; (g) Liens of commercial depository institutions, arising in the ordinary course of business, constituting a statutory or common law right of setoff against amounts on deposit with such institution; and (h) rights of way, zoning restrictions, easements and similar encumbrances affecting the Company's real property which do not materially interfere with the use of such property.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Plan" means at any time an employee pension plan benefit plan  which  is covered by Title IV of ERISA or subject to the minimum funding standards under the Code and either (i) is maintained , or contributed to, by any member of the ERISA group for employees of any member of the ERISA group or (ii) has at any time within the preceding five years been maintained , or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA group.

"Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents that the Company is obligated to issue, whether contingently or otherwise, including, without limitation, any Underlying Shares issuable upon conversion in full of the Note and Warrant Shares issuable upon exercise of the Warrant (without regard to any otherwise applicable conversion or exercise restrictions contained therein).

"Restricted Payment" means, with respect to any Person, (a) any  direct  or indirect distribution, dividend or other payment on account of any equity interest in, or shares of capital stock or other securities of, such Person and (b) any management , consulting or other similar fees, or any interest thereon, payable by such Person to any affiliate of such Person (other than the Company), or to any other Person other than an unrelated third party ; provided , however, that Restricted Payments shall not include any arm’s length consulting agreements with consultants of the Company which are approved by the Board of Directors of the Company .

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"SEC Reports" has the meaning set forth in Section 3.1(h).

"Securities" means the Note, the Warrant, the Underlying Shares and the Warrant Shares.

"Securities Act" means the Securities Act of 1933, as amended.

"Security Agreement" means that certain Security Agreement between the Company and the Investor in the form of Exhibit B.

"Subsidiary" means   any   subsidiary   of the   Company   included   in the SEC Reports.

"Trading Day" means (i) a day on which the Common Stock is traded on an Eligible Market, or (ii) if the Common Stock is not listed on an Eligible Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board or the Pink Sheets LLC, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided , that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

"Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

"Transaction Documents" means this Agreement, the Note, the Warrant, the Security Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

"Underlying Shares" means the shares of Common Stock issuable upon conversion of the Note and payment of interest thereunder.

"Warrant" means the Common Stock purchase warrant, in the form of Exhibit C, issuable to the Investor at the Closing.

"Warrant Shares" means the shares of Common Stock issuable upon exercise  of the Warrant.

"Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrant.

  ARTICLE II.
PURCHASE AND SALE

2.1  Closing.

(a) Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Investor, and the Investor shall, severally and not jointly, purchase from the Company, the Note and the Warrant representing the Investor's Investment Amount. The Closing shall take place at the offices of Pryor Cashman LLP, 7 Times Square, New York, NY 10036 at 4:30 p.m. (New York City time) on the Closing Date or at such other location or time as the parties may agree.

(b) At the Closing, the Company shall deliver or cause to be  delivered  to  the Investor the following (the "Company Deliverables"):

(i) the Note in the aggregate principal amount of the Investment Amount registered in the name of the Investor;

(ii) the Warrant , registered in the name of the Investor,  pursuant to which the Investor shall have the right to  acquire  the  number  of  shares  of  Common  Stock set forth in the Warrant (without regard to any conversion restrictions contained thereunder);

(iii) the legal opinion  of Company  Counsel,  in agreed  form,  addressed to the Investor as to capitalization,  authorization,  and  priority  and perfection  of  the  Lien  under the Security Agreement;

(iv) evidence satisfactory to the Investor and its counsel of the termination and release of all Liens set forth on Schedule 3 .l (dd); and

(v) a certificate executed by a duly authorized officer of the Company certifying that (i) all representations and warranties made by the Company and information furnished by the Company in any schedules to this Agreement , are true and correct in all material respects as of the Closing Date, (ii) all covenants, agreements and obligations required by this Agreement to be performed or complied with by the Company, prior to or at the Closing, have been performed or complied with and (iii) the items referenced in  Sections  2.l (d)(iv)-(vi) are true and correct as of the Closing Date.

(c) At the Closing, the Investor shall deliver or cause to be delivered to the Company the Investment Amount in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose (the "Investor Deliverables").

(d) Conditions Precedent to the Obligations of the Investor to Purchase  the Note and Warrant. The obligation of the  Investor  to acquire  the Note  and Warrant  and  make loans at the  Closing  is  subject to the  satisfaction  or waiver  by  the  Investor, at  or  before the Closing, of each of the following conditions :

(i) Representations     and     Warranties.       The    representations  and warranties of the Company contained in the Transaction Documents  shall be true  and correct as of the date when made and as of the Closing Date as though made on and as of such date;

(ii) Performance. The Company shall have performed , satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed , satisfied or complied with by it at or prior to the Closing;

(iii) Officer 's Certificate . The officer's certificate described in Section 2.1(b)(v) hereof shall have been delivered ;

(iv) No    Injunction.      No   statute,  rule,  regulation ,  executive  order, decree, ruling or injunction shall have been  enacted, entered, promulgated  or  endorsed  by any court or governmental authority of competent jurisdiction that prohibits   the consummation of any of the transactions contemplated by the Transaction Documents ;

(v) Adverse Changes. Since the execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to result in a Material Adverse Effect;

(vi) No Suspensions of Trading in Common Stock; Listing.   Trading in the Common Stock shall not have been  suspended  by  the Commission  or any Trading  Market (except for any suspensions of trading of not more than one Trading  Day  solely to  permit dissemination of material information regarding the  Company)  at any time  since  the  date of execution of this Agreement , and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market ; and

(vii) Company Deliverables. The Company shall have delivered the Closing Company Deliverables in accordance with Section 2.1(b).

(e) Conditions Precedent to the Obligations of the Company to sell the Note and Warrant. The obligation  of the  Company  to  sell the Note  and  Warrant  at the  Closing is subject to the satisfaction or waiver by the  Company, at or before the Closing,  of  each of the following conditions :

(i) Representations     and     Warranties. The   representations  and warranties of the Investor contained herein shall be true and correct as of the date when  made and as of the Closing Date as though made on and as of such date;

(f) At the Closing, the Investor shall deliver or cause to be delivered to the Company the Investment Amount in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose (the "Investor Deliverables").

(g) Conditions Precedent to the Obligations of the Investor to Purchase  the Note and Warrant. The obligation of the  Investor  to acquire  the Note  and Warrant  and  make loans at the  Closing  is  subject to the  satisfaction  or waiver  by  the  Investor, at  or  before the Closing, of each of the following conditions :

(i) Representations     and     Warranties.       The    representations  and warranties of the Company contained in the Transaction Documents  shall be true  and correct as of the date when made and as of the Closing Date as though made on and as of such date;

(ii) Performance. The Company shall have performed , satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed , satisfied or complied with by it at or prior to the Closing;

(iii) Officer 's Certificate . The officer's certificate described in Section 2.1(b)(v) hereof shall have been delivered ;

(iv) No    Injunction. No   statute,  rule,  regulation ,  executive  order, decree, ruling or injunction shall have been  enacted, entered, promulgated  or  endorsed  by any court or governmental authority of competent jurisdiction that prohibits   the consummation of any of the transactions contemplated by the Transaction Documents ;

(v) Adverse Changes. Since the execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to result in a Material Adverse Effect;

(vi) No Suspensions of Trading in Common Stock; Listing.   Trading in the Common Stock shall not have been  suspended  by  the Commission  or any Trading  Market (except for any suspensions of trading of not more than one Trading  Day  solely to  permit dissemination of material information regarding the  Company)  at any time  since  the  date of execution of this Agreement , and the Common Stock shall have been at all times since such date listed for trading on an Eligible Market ; and

(vii) Company Deliverables. The Company shall have delivered the Closing Company Deliverables in accordance with Section 2.1(b).

(h) Conditions Precedent to the Obligations of the Company to sell the Note and Warrant. The obligation  of the  Company  to  sell the Note  and  Warrant  at the  Closing is subject to the satisfaction or waiver by the  Company, at or before the Closing,  of  each of the following conditions :

(i) Representations     and     Warranties.        The   representations  and warranties of the Investor contained herein shall be true and correct as of the date when  made and as of the Closing Date as though made on and as of such date;

(ii) Performance. The Investor shall have performed , satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the Closing;

(iii) No     Injunction.       No    statute,   rule,   regulation,  executive   order, decree,  ruling  or  injunction  shall  have  been  enacted,  entered, promulgated  or  endorsed by  any court  or  governmental  authority  of  competent jurisdiction  that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

(iv) Investor   Deliverables.     The   Investor   shall   have delivered  the Investor Deliverables in accordance with Section 2.l (c).

ARTICLE III.
REPRESENTATIONS   AND WARRANTIES

3.1 Representations and Warranties of the Company.The Company hereby makes the following representations and warranties to the Investor :

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports.   Except as disclosed in Schedule 3. 1(a), the  Company owns, directly or indirectly , all of the capital stock of each Subsidiary free and  clear of any and all Liens (other than Permitted Liens), and all the issued and outstanding shares of capital stock of each Subsidiary are validly  issued and are fully paid, non-assessable  and   free  of preemptive and similar rights.

Organization and Qualification.  The  Company  and  each Subsidiary  are

(b) duly incorporated or otherwise organized , validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority  to  own  and  use  its properties  and  assets  and  to  carry  on  its business  as currently conducted . Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.   The  Company  and  each  Subsidiary  are  duly qualified  to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business  conducted  or property  owned by  it makes such qualification necessary, except where the failure to be so qualified or in good  standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c) Authorization;   Enforcement.    The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations   thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all  necessary action on the part of the Company  and  no  further  action  is  required  by the  Company  in  connection therewith.    Each  Transaction  Document  has  been  (or   upon  delivery  will  have  been)  duly executed  by  the  Company  and,  when  delivered   in  accordance with the terms hereof, will constitute the valid and binding obligation of  the  Company enforceable against the Company in accordance with its terms, except as such  enforceability may be limited by  applicable bankruptcy , insolvency,  reorganization ,  moratorium , liquidation  or  similar  laws  relating  to, or affecting  generally  the enforcement  of, creditors' rights and remedies or by other equitable principles of general application.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation , bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination , amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation , order, judgment , injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations) , or by which any property or asset of the Company or a Subsidiary is bound or affected ; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Payments of cash on account of principal of or interest under the Note, upon any Event of Default under the Note, as a result of liquidated damages under any Transaction Document or upon a Buy-In under and as such term is defined in the Warrant will not require the consent of, any payment to, or the springing of any Lien in favor of any lender to or creditor of the Company or any Subsidiary (under a credit facility, loan agreement or otherwise) and will not result in a default under any such credit facilities, loans or other agreements.

(e) Filings, Consents and Approvals.   The Company is not required  to obtain any consent, waiver,  authorization  or  order  of,  give  any  notice  to,  or  make  any  filing  or registration  with, any court or other federal, state, local or other  governmental  authority or other Person in connection with the execution, delivery and performance by the  Company of the Transaction Documents, other than (i) filings required by state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with  the  Commission  under  Regulation D of the Securities Act (iii) the filing required in accordance with  Section  4.9, and  (iv)  those  that  have been  made  or obtained prior  to the date of this Agreement.

(f) Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock issuable upon conversion of the Note and upon exercise of the Warrant, which number of reserved shares is not less than the Required Minimum calculated as of the date hereof. All securities previously issued by the Company were duly and validly issued, fully paid and non-assessable when issued, either pursuant to a valid registration statement or private placement transaction.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is specified in Schedulell.(g}.   Except  as  specified  in  Schedule  3.l (g),  no  securities  of  the  Company  are entitled  to preemptive or similar rights, and no Person has any right of first refusal , preemptive right, right of  participation ,  or  any  similar  right  to  participate  in  the  transactions contemplated  by the Transaction Documents. Except as specified in Schedule 3. 1(g), there  are  no  outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character  whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or  contracts, commitments, understandings or arrangements by which the Company or any  Subsidiary is or may become bound to  issue  additional shares  of  Common Stock,  or  securities or rights convertible or exchangeable into shares of Common Stock.  The issue  and  sale of the Securities will not, immediately  or  with  the  passage  of  time, obligate the  Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company  securities to adjust  the  exercise, conversion, exchange or reset price under such securities.

(h) SEC Reports; Financial Statements.   The Company  has  filed all  reports, forms or other information required to be filed by it under the Securities Act and the  Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months  preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective  dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated  thereunder , and none of the SEC Reports, when filed, contained any untrue statement of a material  fact or omitted to state a material  fact required to be stated therein or necessary  in order to make the statements therein, in light of the circumstances under  which  they were  made, not  misleading. The  financial  statements  of the Company included in  the SEC  Reports comply  in  all  material respects  with  applicable accounting requirements and  the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. For purposes of this Agreement, any reports, forms or other information provided to the Commission whether by filing, furnishing or otherwise providing , is included in the term "filed" (or any derivations thereof).

(i) Press Releases.   The press  releases  disseminated  by the Company  during the twelve months preceding  the  date of this Agreement  taken  as a whole  do not  contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances  under which they were made and when made, not misleading .

 (j)        Material Changes.   Since the date of the latest audited financial  statements included within the SEC Reports, except as specifically disclosed  in the  SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii)  the  Company  has  not   incurred any liabilities (contingent or otherwise)  other than  (A) trade payables,  accrued  expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities (not to exceed  $20,000) not required  to be reflected  in  the  Company's financial statements pursuant to GAAP or required to be disclosed in filings made  with the Commission, (iii) the Company has not  altered  its method  of  accounting  or the  identity of its auditors,  (iv) the  Company  has not declared  or made  any  dividend or  distribution of cash or other property to its stockholders or purchased, redeemed or made any  agreements to purchase or redeem  any  shares of its capital stock,  and  (v)  the  Company has  not issued any equity securities  to  any  officer,  director  or Affiliate,  except  pursuant to  existing  Company  stock  option  plans  and  consistent  with  past practice.   The   Company   does not have pending before the Commission any request for confidential treatment of information.

(k) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) Except as specifically disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. Except as specifically disclosed in the SEC Reports, there has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer or agent of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act, nor has the Commission called into question the validity of any shares previously issued by the Company.

(1) Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(m) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body , or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, ·including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection , occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

(o) Title to Assets. Except as specified in Schedule 3 .l (o), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and valid title in all personal property owned by them that is material to their respective businesses , in each case free and clear of all Liens, except for Permitted Liens and Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(p) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks , trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and  which  the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries' existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company's and such Subsidiaries' respective lines of business.

(r) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company , none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company , any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.
(s) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that(i) transactions are executed in accordance with management's general or specific authorizations ,ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability , (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared . The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company's most recently ended fiscal quarter or fiscal year-end (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal controls that would be required to be disclosed pursuant to Item 308(c) of Regulation S K under the Exchange Act or, to the Company's knowledge, in other factors that could reasonably be expected to have a Material Adverse Effect on the Company's internal controls.

(t) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company has no current intention to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).
(u) Certain Fees. Except as specified in Schedule 3. l(u), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of the Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.
(v) Certain   Registration   Matters.  Assuming the accuracy of the Investor's representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investor under the Transaction Documents. The Company is eligible to register the resale of its Common Stock for resale by the Investor under Form S-1 promulgated under the Securities Act. Except as specified in Schedule 3.1(v), the Company has not granted  or agreed to grant to any Person  any rights (including "piggy-back" registration rights) to have any securities of the Company  registered with the Commission or any other governmental authority that  have  not  been  satisfied or exercised.

(w) Listing and Maintenance Requirements. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to enter into and to consummate the Transactions contemplated by the Transaction Documents , including, without limitation, to issue and deliver to the Investor the Securities contemplated by the Transaction Documents.
(x) Investment Company.  The Company is not, and is not an Affiliate of, and immediately following Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(y) Application    of   Takeover   Protections.     The   Company   has  taken  all necessary action, if any, in order to render inapplicable any control  share acquisition, business combination, poison  pill  (including any distribution  under  a rights  agreement) or  other similar anti-takeover provision under the Company's Certificate of  Incorporation (or  similar charter documents) or the laws of its state of incorporation that is or could become  applicable  to the Investor or shareholders of the Company prior to the Closing Date as a result of the Investor and the  Company   fulfilling  their  obligations   or  exercising  their   rights  under the Transaction Documents , including  without  limitation  the  Company's  issuance of  the Securities and the Investor' ownership of the Securities.

(z) No   Additional   Agreements.    The Company does not have any agreement or   understanding   with   the   Investor   with   respect   to   the   transactions   contemplated   by   the Transaction Documents other than as specified in the Transaction Documents.

(aa)       Compliance   with   ERISA.    (i)    Each  member   of  the  ERISA  Group  has fulfilled its obligations under  the  minimum  funding  standards  of  ERISA  and  the  Code with respect to each Plan and  is in compliance  in all material  respects  with  the presently  applicable provisions of ERISA and the  Code with  respect  to  each Plan. No  member  of the ERISA Group has  (i)  sought  a waiver  of the  minimum  funding  standard  under  Section 412 of the Code in respect  of any  Plan, (ii) failed  to  make  any  required  contribution  or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement , or made any amendment to any Plan or Benefit Arrangement , which has resulted  or could result  in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability  under Title  IV  of  ERISA  other  than  a  liability  to  the  PBGC  for premiums   under   Section  4007  of ERISA.

(ii) The benefit plans not covered under clause (a) above (including profit sharing, deferred compensation, stock option, employee stock purchase, bonus, retirement , health or insurance plans, collectively the "Benefit Plans") relating to the employees of the Company are duly registered where required by, and are in good standing in all material respects under, all applicable laws. All required employer and employee contributions and premiums under the Benefit Plans to the date hereof have been made, the respective fund or funds established under the Benefit Plans are funded in accordance with applicable laws, and no past service funding liabilities exist thereunder.

(iii) No Benefit Plans have any unfunded liabilities, either on a "going concern" or "winding up" basis and determined in accordance with all applicable laws and actuarial practices and using actuarial assumptions and methods that are reasonable in the circumstances. No event has occurred and no condition exists with respect to any Benefit Plans that has resulted or could reasonably be expected to result in any pension  plan  having  its registration revoked or wound up (in whole or in part) or refused  for  the  purposes  of  any applicable laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes  or  penalties  (in  any  material amounts) under  any  applicable law.

(bb) Taxes.  All  United  States  federal,  state,  county,  municipality  local  or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf  of the  Company  and each Subsidiary have been  filed  and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company and each Subsidiary have been paid except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes or other governmental charges have been established in accordance with GAAP.

(cc)     Absence of Any Undisclosed Liabilities.  Except for litigation described  in the  SEC  Reports,  there  are  no  liabilities  of  the  Company  or  any  Subsidiary  of  any  kind whatsoever , whether  accrued, contingent, absolute, determined, determinable or  otherwise, and there is no existing condition, situation or set of circumstances which could  reasonably be expected to result in such a liability, other than (i) those liabilities provided for in the Company's financial statements and (ii) other undisclosed liabilities which, individually or in the aggregate, could not have, or reasonably be expected to result in, a Material Adverse Effect.

(dd)      Secured   Indebtedness.    As  of  the  Closing  Date, other  than  as  set forth  in Schedule 3.l (dd), the Company has no Debt that  is secured by  any   Lien.

(ee)    Seniority.   No  indebtedness  of the  Company  is senior to the Note  in  right of payment , whether with respect  to interest or upon  liquidation  or dissolution, or   otherwise.

(ff)        Consultation with Auditors.   The  Company  has  consulted its independent auditors concerning the accounting treatment of the transactions contemplated by the Transaction Documents , and in  connection  therewith  has  furnished  such  auditors  complete copies  of  the Transaction  Documents .

(gg)     No   Disagreements    with   Accountants    and   Lawyers.      There  are  no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently   employed  by the Company and the Company  is current  with  respect  to  any  fees  owed  to its  accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents.

(hh)      Regulation   M   Compliance.   The  Company  has  not, and  to its  knowledge no one acting on its behalf has, (i) taken, directly or indirectly , any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased , or paid any compensation for soliciting purchases of, any of the securities of the Company  or (iii) paid  or agreed  to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

(ii) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided the Investor or its respective agents or counsel with any information that the Company believes constitutes material , non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.2 Representations   and   Warranties   of the   Investor.    The  Investor hereby  represents and warrants to the Company as follows:

(a) Organization; Authority.  The Investor is an entity duly organized, validly existing and in good  standing  under  the  laws of the jurisdiction  of its  organization  with the requisite corporate or partnership power and authority to  enter  into  and to  consummate the transactions contemplated by the applicable Transaction Documents and  otherwise to carry out its  obligations  thereunder.  The  execution,  delivery  and  performance  by the Investor of the transactions contemplated  by  this  Agreement  have  been  duly  authorized  by  all  necessary corporate or, if the Investor is not a corporation, such partnership , limited liability company or other applicable like action, on the part of the Investor. This Agreement has been duly executed by the Investor, and when delivered by the Investor in  accordance  with  terms  hereof,  will constitute  the  valid  and  legally  binding  obligation of the Investor, enforceable against it  in accordance with its  terms,  except  as  such  enforceability may be limited by applicable bankruptcy , insolvency, reorganization ,  moratorium , liquidation  or  similar  laws relating  to, or affecting  generally  the enforcement  of, creditors' rights and remedies or by other equitable principles of general application.

(b) Investment Intent. The Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to the Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Securities for any period of time. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c) Investor Status. At the time the Investor was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Investor is not a registered broker-dealer under Section 15 of the Exchange Act.
(d) General Solicitation. The Investor is not purchasing the Securities as a result of any advertisement , article, notice or other communication regarding the Securities published in any newspaper , magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
(e) Access to Information. The Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business , properties, management and prospects sufficient to enable it to evaluate its investment ; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend or affect the Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents .

(f)  Independent    Investment    Decision.      The   Investor    has  independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, and the Investor confirms that it has not relied on the advice of any other Person's business and/or legal counsel in making such decision.

The Company acknowledges and agrees that the Investor has made or makes any representations or warranties with respect to  the  transactions  contemplated  hereby  other  than  those specifically set forth in this  Section  3.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 (a)  The  Securities  may  only  be  disposed  of  in  compliance  with  state  and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company , to an Affiliate  of  the  Investor  or  in connection with a pledge as contemplated in Section 4.1(b), the Company  may  require  the transferor thereof to provide to the Company an opinion of counsel selected by the transferor , the form and substance of which opinion shall be reasonably  satisfactory  to  the  Company,  to  the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) Certificates evidencing the Securities will contain the following legend, until such time as they are not required under Section 4.l(c):

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),  AND, ACCORDINGLY , MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledger shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b) (3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(c)   Certificates evidencing Underlying Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement (including the Registration Statement) covering such Underlying Shares or Warrant Shares is then effective or (ii) following a sale or transfer of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company). If the Investor shall make a sale or transfer of Shares either (x) pursuant to Rule 144 or (y) pursuant to a registration statement and in each case shall have delivered to the Company or the Company's transfer agent the certificate     representing Shares containing a restrictive legend which are the subject of such sale or transfer and a representation letter in customary form (the date of such sale or transfer and Share delivery being the "Share Delivery Date") and (1) the Company shall fail to deliver or cause to be delivered to the Investor a certificate representing such Shares that is free from all restrictive or other legends by the third Trading Day following the Share Delivery Date and (2) following such third Trading Day after the Share Delivery Date and prior to the time such Shares are received free from restrictive legends, the Investor , or any third party on behalf of the Investor, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in  satisfaction of a sale by the Investor of such Shares (a "Buy-In"), then the Company shall pay in cash to the Investor (for costs incurred either directly by the Investor or on behalf of a third  party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceed the proceeds received by the Investor as a result of the sale to which such Buy-In relates. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In. The  Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section

4.2 Furnishing   of   Information.    As  long  as  the  Investor  owns  the Securities,  the Company covenants to timely file (or obtain extensions  in respect  thereof  and file  within  the applicable grace period) all reports required to be filed by the Company after the date  hereof pursuant to the Exchange Act. As long as the Investor  owns Securities, if the  Company  is not required to file reports pursuant to such laws, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) such information as is required for the Investor to  sell  the  Underlying   Shares  and  Warrant   Shares  under  Rule   144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Underlying Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3 Listing of Securities. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Underlying Shares and Warrant Shares, and will take such other action as is necessary or desirable to cause the Underlying Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible , and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.4 Acknowledgment of Dilution.   The Company  acknowledges that the  issuance  of Underlying Shares upon conversion of Note and Warrant  Shares upon exercise of  the  Warrant will result in dilution of the  outstanding  shares  of  Common  Stock,  which dilution  may  be substantial. The Company  further acknowledges that its obligation to  honor  conversions under the Note and exercises under the Warrant is unconditional and absolute and  not subject to any right of set off, counterclaim , delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against the Investor.

4.5 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investor, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the Securities to the Investor.
4.6 Reservation of Shares. The Company shall maintain a reserve from its duly authorized shares of Common Stock equal to 150% of the shares of Common Stock required to comply with its conversion obligations under the Note and exercise obligations under the Warrant. If on any date the Company would be, if notice of conversion were to be delivered on such date, precluded from issuing 150% of the number of (i) Underlying Shares, as the case may be, issuable upon conversion in full of the Note or (ii) Warrant Shares, as the case may be, issuable upon exercise in full of the Warrant, due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials or other applicable materials requesting authorization to amend the Company's certificate of incorporation or other organizational document to increase the number of shares of Common Stock which the Company is authorized to issue so as to provide enough shares for issuance of the Underlying Shares and Warrant Shares. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders as soon as practicable , but in any event not later than the 60th day after delivery of the proxy or other applicable materials relating to such meeting) and (c) within five Business Days of obtaining such stockholder authorization , file an appropriate amendment to the Company's certificate of incorporation or other organizational document to evidence such increase.

4.7 Conversion   Procedures.    The  form  of  Conversion  Notice  included  in  and  as defined in the Note sets forth the totality of the procedures  required by the Investor in  order to convert  the  Note.    The  Company  shall  honor  conversions   of  the  Note  and   shall  deliver Underlying  Shares in accordance  with  the terms, conditions  and time periods    set  forth in the Transaction Documents.

4.8 Subsequent Registrations.   Prior to the date on which the Underlying Shares and the Warrant Shares are freely tradable, the Company may not file any registration statement with the Commission with respect to any securities of the Company other than registration statements on Form S-8 promulgated by the Commission.

Securities Laws Disclosure; Publicity. By 9:00 a.m. (New York City time) on the Trading Day following the execution of this Agreement, and by 9:00 a.m. (New York City time) on the Trading Day following the Closing Date, the Company shall issue press releases in forms approved by the Investor disclosing the transactions contemplated hereby. On the Trading Day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents), and on the Trading Day following the Closing Date the Company will file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the Commission (other than any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or

4.9    Trading Market, without the prior written consent of the Investor, except to the extent such disclosure is required by law or Trading Market regulations.

4.10 Limitation on   Issuance   of   Future   Priced   Securities.   During the six months following the Closing Date, the Company shall not issue any "Future Priced Securities" as such term is described by NASD IM-4350-1.

4.11 Indemnification of Investor. The Company will indemnify and hold the Investor and its directors, officers, shareholders, partners , employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments , amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively ,"Losses") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation , breach or inaccuracy of any representation , warranty , covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith , as such expenses are incurred .

4.12 Non-Public Information.   The Company covenants and agrees that neither   it nor any other Person acting on its behalf will provide the Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Investor shall have executed a written agreement regarding the confidentiality and use of such information.

4.13 Use of Proceeds,  The Company will  use the net proceeds  from the  sale   of the Securities hereunder  for working  capital purposes  and not for the satisfaction of  any  portion of the  Company's debt (other than the redemption  of those  certain  secured  notes  issued by the Company  in the principal  amount  of $83,041.14  which  shall be repaid at  Closing, payment of trade payables and accrued expenses in the ordinary  course  of  the  Company's business and consistent with prior practices) , or to redeem any Common Stock or Common Stock Equivalents.

4.14 Existence; Conduct of Business. The Company will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve , renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business,provided , that the foregoing shall not prohibit (a) any sale, lease, transfer or other disposition permitted by this Agreement , or (b) any merger of (i) any domestic Subsidiary with any other domestic Subsidiary, (ii) any domestic Subsidiary with and into the Company, or (iii) any foreign Subsidiary with any other foreign Subsidiary.

ARTICLE V.
NEGATIV E COVENANTS

The Company hereby agrees that, from and after the date hereof until the date that the Note has either been repaid in its entirety and/or converted entirely into Common Stock, the Company shall be bound according to the restrictions set forth in each of the following negative covenants unless any such restriction shall have been expressly waived in writing by the Investor:

5.1 Restrictions on Certain Amendments.   The Company will not amend the rights and privileges granted under the Note, to adversely affect the rights or privileges granted under the Note.

5.2  Restricted Payment. The Company shall not make any Restricted Payment.

5.3 Debt. The Company shall not create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any Debt, except (a) Debt in existence on the date hereof, as shown on Schedule 5.3(a), (b) trade payables incurred and paid in the ordinary course of business, (c) Contingent Liabilities in existence on the date hereof, as shown on Schedule 5.3(c), and (d) Contingent Liabilities resulting from the endorsement of negotiable instruments for collection in the ordinary course of business (collectively (a) through (d) shall be referred to as "Permitted Indebtedness") .

5.4 Liens. The Company shall not create or suffer to exist any Lien upon any of its properties , except (a) Liens in existence on the date hereof and disclosed in Schedule 3.l (o), (b) tax, mechanics' , material men’s , warehousemen's , laborer's and landlord and other similar  Liens relating to amounts that are not yet due and payable, or that are being contested in good faith by appropriate proceedings , for which adequate reserves have been established , (c) Liens incurred in the ordinary course of business in connection with worker's compensation ,  unemployment insurance or similar  legislation  and  (d)  Liens  to  secure Permitted  Indebtedness. Except as provided in this Section 5.4, the Company shall not hereafter agree with any Person (other than the Investor) to grant a Lien on any of its assets or to permit the pledge of any of its equity interests.

5.5 Amendment   of Organizational   Documents.   The  Company  shall  not amend  its certificate of incorporation so as to  adversely  affect the rights  or privileges  granted under  the Note.

5.6 Sale and Leaseback. The Company shall not enter into any arrangement whereby it sells or transfers any of its assets, and thereafter rents or leases such assets.

5.7 Business. The Company shall not change the nature of its business as now conducted (as described in the SEC Reports).

5.8 Transactions with Affiliates.  The Company  shall not, directly or  indirectly,  pay any  funds to or for the  account  of, make  any  investment  (whether  by acquisition  of  stock or indebtedness, by loan,  advance,  transfer  of  property ,  guarantee  or  other agreement  to pay, purchase or service, directly or indirectly , any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate, except, on terms no less favorable than terms that could be obtained by the Company from a Person that is not an Affiliate of the Company upon negotiation at arms' length, as determined in good faith by the Board; provided, that no determination of the Board of Directors shall be required with respect to any such transactions entered into in the ordinary course of business.

5.9 Limitation    on    Restrictions.      Other   than   as   permitted   by   the  Transaction Documents, the Company shall not, and shall not permit any Subsidiary, to enter  into, or suffer to exist, any agreement with any Person which prohibits or limits its ability to (a) pay Debt owed to the Investor and (b) make loans  or  advances  to  the  Company,  pay  dividends or other distributions in respect of its equity interests to the Company (except that  Subsidiaries may pay dividends or other distributions) or guarantee Debt of the Company .

5.10 Payment   of   Cash   Dividend.  The  Company   agrees,  so  long  as  the    Note  is outstanding, not to declare, pay or make any provision for any cash dividend or distribution with respect  to  the  Common  Stock  of  the  Company,  without  first  obtaining  the approval  of the Investor.

ARTICLE VI.
MISCELLANEOUS

6.1 Fees and Expenses. At the Closing, or the termination date if there is no Closing, the Company shall pay to Pryor Cashman LLP Twenty Thousand Dollars ($20,000) for the Investor 's legal fees incurred in connection with the preparation and negotiation of the Transaction Documents, it being understood that Pryor Cashman LLP has only rendered legal advice to the Investor, and not to the Company in connection with the transactions contemplated hereby, and that the Company has relied for such matters on the advice of its own counsel. Such fees may be deducted by the Investor from the gross proceeds to be delivered to the Company from the sale of the Securities. Except as specified in the immediately preceding sentence, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation , preparation , execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.
6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings , discussions and representations , oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission , if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day,(c) the rading Day following the date of mailing, if sent by U .S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Las Vegas Railway Express, Inc.
6650 Via Austi Parkway, Suite 140
Las Vegas, Nevada 89119
Facsimile: (702) 297-8310
Attention: President

With a copy to:	Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, NY 10006
Facsimile: 212-930-9725
Attention: Gregory Sichenzia, Esq.

If to the Investor:	To the address set forth under the Investor's name
On the signature pages hereof;

With a copy to:	Pryor Cashman LLP
7 Times Square
New York, NY 10036
Facsimile: 212-798-6312
Attention: Richard S. Frazer, Esq.

Or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments;   Waivers;   No   Additional   Consideration.   No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investor. No  waiver  of  any  default  with  respect  to  any  provision,  condition  or requirement  of this  Agreement  shall be  deemed  to be  a continuing  waiver  in  the future or a waiver  of any subsequent default or a waiver  of any other provision ,  condition  or requirement hereof, nor shall any delay or omission of either party to exercise any right  hereunder in any manner impair the exercise of any such right.

6.5  Termination. This Agreement may be terminated prior to the Closing:

(a) by written agreement of the Investor and the Company;

(b) by the Company or the Investor upon written notice to the other, if the Closing shall not have taken place by 5:30 p.m. (New York City time) on the Outside Date; provided, that the right to terminate this Agreement under this Section 6.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

(c) by the Investor if it concludes in good  faith  that  any  of  the  conditions precedent contained in Sections 2.l (d)(iv), (v) or (vi) shall have been breached or  shall not  be capable of being satisfied by the Outside Date despite the assumed best efforts of the Company.

In the event of a termination pursuant to this Section, the  Company  shall promptly pay to the Investor all of the fees and expenses incurred by the Investor (including reasonable legal fees and expenses) in connection with this Agreement and the transactions contemplated by this Agreement through the termination date.  Other than  as to the foregoing  fees and  expenses, upon a termination in accordance with this Section 6.5, the Company and the Investor shall not have any further  obligation  or liability  (including  as arising  from  such termination)  to the other.

6.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.7 Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers the Note, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions  hereof that  apply to the "Investor. "

6.8 No   Third-Party   Beneficiaries.    This  Agreement  is  intended  for  the  benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor  may  any  provision  hereof  be  enforced  by, any  other  Person, except  as otherwise set forth in Section 4.12 (as to the Investor).

6.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents) , and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Action has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an Action to enforce any provisions of a Transaction Document, then the prevailing party in such Action shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

6.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.13 Rescission   and   Withdrawal   Right.    Notwithstanding   anything  to the  contrary contained in (and without limiting any similar provisions of) the Transaction  Documents, whenever the Investor exercises a right, election, demand or option under a  Transaction Document and the Company does not timely perform its related obligations within  the periods therein provided, then the Investor may rescind or withdraw , in its sole discretion  from time to time upon written notice to the Company, any relevant notice, demand or  election in whole or in part without prejudice to its future actions and rights.

6.14 Replacement   of   Securities.     If any  certificate   or  instrument   evidencing  any Securities is mutilated , lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and  substitution therefor, a new certificate or instrument, but only upon receipt of evidence  reasonably satisfactory to the Company of such loss, theft or destruction and customary and  reasonable indemnity (which shall not include a surety bond), if requested . The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor will be entitled to specific performance under the Transaction Documents. The Company agrees that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
6.16 Payment Set Aside. To the extent that the Company makes a payment or payments to the Investor pursuant to any Transaction Document or the Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential , set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
6.17 Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of the Investor arising directly or indirectly , under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of the Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of the Investor or any investor, shareholder or holder of shares of beneficial interest of the Investor shall be personally liable for any liabilities of the Investor.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LAS VEGAS RAILWAY EXPRESS, INC.
By: /s/ Michael Barron
Michael A. Barron
Title: CEO